CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2011

To the Stockholders of

     CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended March 31, 2011 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

     Comparative net assets are as follows:

	Mar. 31, 2011	Dec. 31, 2010	Mar. 31, 2010

Net assets	$641,510,070	$593,524,167	$536,911,996
Net assets per share of Common Stock	$28.16	$26.06	$23.83
Shares of Common Stock outstanding	22,779,391	22,779,391	22,528,016

     Comparative operating results are as follows:

	Three months ended March 31,

	2011		2010

Net investment income	$4,218,417		$4,932,174
Per share of Common Stock	.19	*	.22	*
Net realized gain on sale of investments	7,187,103		576,187
Increase in net unrealized appreciation of investments	36,580,383		28,388,445
Increase in net assets resulting from operations	47,985,903		33,896,806

*	Per-share data are based on the average number of Common shares outstanding during the three-month period.

     We are pleased to report that at the Corporation’s annual meeting on March 9, 2011, the stockholders elected six directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year 2011. At the Board of Directors meeting on the same day, C. Carter Walker, Jr. was elected Lead Independent Director of the Board.

     In the quarter ended March 31, 2011, the Corporation did not repurchase any shares of its Common Stock. However, it may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE Amex or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

CENTRAL SECURITIES CORPORATION
WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
April 13, 2011

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PRINCIPAL PORTFOLIO CHANGES
January 1 to March 31, 2011
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares

	Purchased		Sold	Held March 31, 2011

Agilent Technologies, Inc.			140,000	780,000
China Mobile Ltd. ADR			30,000	—
EnCana Corporation			100,000	—
GeoMet, Inc. Series A Convertible Redeemable Preferred Stock	6,570	(a)		216,823
Heritage-Crystal Clean, Inc.	13,712			413,712
Intel Corporation	485,000			1,450,000
Maxim Integrated Products, Inc.			126,989	—
Mindspeed Technologies, Inc.	475,000			475,000
Motorola Mobility Holdings, Inc.	62,500	(b)		62,500
Motorola Solutions, Inc.	200,000	(b)(c)		200,000
NewStar Financial, Inc.			16,100	278,900
Nexen Inc.			200,000	—
Primus Telecommunications Group, Inc.	145,425	(d)		145,425
Roper Industries, Inc.			20,000	180,000
Sonus Networks, Inc.			230,000	3,000,000
Xerox Corporation	200,000			1,190,000

(a)	Received as a dividend.

(b)	Received 62,500 shares of Motorola Mobility Holdings, Inc. and 71,428 shares of Motorola Solutions, Inc. in exchange for 500,000 shares of Motorola, Inc.

(c)	Purchased 128,572 shares after the spin off as described in (b) above.

(d)	Received in exchange for 250,000 shares of Arbinet Corporation.

TEN LARGEST INVESTMENTS
March 31, 2011
(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired

	(millions)
The Plymouth Rock Company, Inc.	$2.2	$168.0	26.2%	1982
Coherent, Inc.	22.0	46.5	7.3	2007
Agilent Technologies, Inc.	17.7	34.9	5.4	2005
Intel Corporation	15.3	29.3	4.6	1986
Analog Devices, Inc.	9.6	27.0	4.2	1987
Brady Corporation	2.3	26.8	4.2	1984
Convergys Corporation	24.8	24.4	3.8	1998
CEVA, Inc.	9.8	24.0	3.7	2009
Murphy Oil Corporation	1.0	20.6	3.2	1974
The Bank of New York Mellon Corporation	12.2	20.2	3.1	1993

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
C. Carter Walker, Jr., Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P. O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

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